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EDISON SCHOOLS INC.
FOR THE THREE AND NINE MONTHS ENDING MARCH 31, 2003
(Dollars in 000's, except per share data)

                                                  THREE MONTHS ENDED            NINE MONTHS ENDED
                                               MAR. 2003      MAR. 2002      MAR. 2003      MAR. 2002
                                               ---------      ---------      ---------      ---------
Gross student funding                          $ 115,399      $ 131,165      $ 311,052      $ 361,774
                                               =========      =========      =========      =========
NET REVENUE                                    $ 108,382      $ 121,904      $ 291,054      $ 327,286

EDUCATION AND OPERATING EXPENSES:
  Direct site expenses
    Company paid                                  47,579         50,161        131,253        142,043
    Client paid                                   37,846         49,994        106,439        134,395
  Curriculum, administration and
      development                                 17,030         18,075         51,125         50,048
  Depreciation and amortization                    9,027          9,453         26,092         27,014
  Preopening expenses                                432            402          3,422          5,608
    Total education and operating expenses       111,914        128,085        318,331        359,108

    LOSS FROM OPERATIONS                          (3,532)        (6,181)       (27,277)       (31,822)

OTHER INCOME (EXPENSE)
  Interest income                                  2,214          2,434          6,465          7,061
  Interest expense                                (4,868)        (1,769)       (14,194)        (4,788)
  Other                                               18         (6,753)           360         (6,732)
                                               ---------      ---------      ---------      ---------
    Total other                                   (2,636)        (6,088)        (7,369)        (4,459)
                                               ---------      ---------      ---------      ---------
    Loss before provision for state and
      local taxes                                 (6,168)       (12,269)       (34,646)       (36,281)
  Provision for state and local taxes               (197)          (514)          (540)          (835)

                                               ---------      ---------      ---------      ---------
NET LOSS                                       $  (6,365)     $ (12,783)     $ (35,186)     $  37,116
                                               =========      =========      =========      =========

PER SHARE DATA

  Basic and diluted net loss per share         $   (0.12)     $   (0.24)     $   (0.66)     $   (0.69)
  Weighted average shares of common stock         52,655         53,771         53,529         53,477
    outstanding used in computing basic
    and diluted net loss per share

GROSS SITE CONTRIBUTION
  Net revenue                                  $ 108,382      $ 121,904      $ 291,054      $ 327,286
  Less: Direct site expenses - Company
    paid                                         (47,579)       (50,161)      (131,253)      (142,043)
  Less: Direct site expenses - Client
    paid                                         (37,846)       (49,994)      (106,439)       134,395
                                               ---------      ---------      ---------      ---------
    Gross Site Contribution                    $  22,957      $  21,749      $  53,362      $  50,848
                                               =========      =========      =========      =========
EBITDA
    Net loss                                   $  (6,365)     $ (12,783)     $ (35,186)     $ (37,116)
    Add: Depreciation and amortization             9,027          9,453         26,092         27,014
    Less: Interest income                         (2,214)        (2,434)        (6,465)        (7,061)
    Add: Interest expense                          4,868          1,769         14,194          4,788
    Add: Provision for state and local
      taxes                                          197            514            540            835
                                               ---------      ---------      ---------      ---------
    EBITDA                                     $   5,513      $  (3,481)     $    (825)     $ (11,540)
    Stock-based non cash charges                     340         (3,928)           589         (5,727)
                                               ---------      ---------      ---------      ---------
    EBITDA, net of stock-based non cash
      charges                                  $   5,853      $  (7,409)     $    (236)     $  17,267
                                               =========      =========      =========      =========

OPERATING INFORMATION
    Enrollment - students *                       80,000         74,000         80,000         74,000
    Gross site contribution                       22,957         21,749         53,362         50,848
    EBITDA, net of stock-based non cash
      charges                                      5,853         (7,409)          (236)       (17,267)
    EBITDA, net of stock-based non cash
      charges, per student                            73           (100)            (3)          (233)



* Does not include students enrolled in our summer school program